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Exhibit 10.9

CEA ACQUISITION CORPORATION

                         , 2003

CEA Group, LLC
101 East Kennedy Boulevard
Suite 3300
Tampa, Florida 33602

Gentlemen:

        This letter will confirm our agreement that, commencing on the effective date ("Effective Date") of the registration statement for the initial public offering ("IPO") of the securities of CEA Acquisition Corporation ("SPAC") and continuing until the consummation by SPAC of a "Business Combination" (as described in SPAC's IPO prospectus), CEA Group, LLC shall make available to SPAC certain office and secretarial services as may be required by SPAC from time to time, situated at 101 East Kennedy Boulevard, Suite 3300, Tampa, Florida 33602. In exchange therefore, SPAC shall pay CEA Group, LLC the sum of $7,500 per month on the Effective Date and continuing monthly thereafter.

Very truly yours,
CEA ACQUISITION CORPORATION

By:

		Name:	J. Patrick Michaels, Jr.
		Title:	Chairman of the Board and Chief Executive Officer

AGREED TO AND ACCEPTED BY:

CEA GROUP, LLC

By:

Name: J. Patrick Michaels, Jr. Title: Chairman of the Board

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Exhibit 10.9
CEA ACQUISITION CORPORATION